EXHIBIT 10.11
                                                                   -------------

                               GUARANTY AGREEMENT



                                      From



                                 DYNAGEN, INC.,

                                  as Guarantor,



                                       To




                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORTY




                            Dated as of June 1, 1999



                    New Jersey Economic Development Authority
                      Industrial Development Revenue Bonds
                 (Able Laboratories, Inc. Project) Series 1999A

                                       and

                    New Jersey Economic Development Authority
                      Industrial Development Revenue Bonds
            (Able Laboratories, Inc. Project) (Taxable) Series 1999B

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
ARTICLE I - REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR....................3

   SECTION 1.1. REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR................3

ARTICLE II -  AGREEMENT TO GUARANTEE...........................................4

   Section 2.1. Obligations Guaranteed.........................................4
   Section 2.2. Obligations Unconditional......................................5
   Section 2.3. No Waiver or Set-Off...........................................7
   Section 2.4. Events of Default..............................................7
   Section 2.5. Waiver of Notice: Expenses.....................................9
   Section 2.6. Benefit and Enforcement........................................9
   Section 2.7. Survival of Guarantee Obligation...............................9
   Section 2.8. Waiver of Rights...............................................9

ARTICLE III -  NOTICE OF SERVICE OF PROCESS, PLEADINGS AND OTHER PAPER........10

   Section 3.1. Service of Process............................................10
   Section 3.2. Notices.......................................................10
   Section 3.3. Consent to Jurisdiction.......................................10

ARTICLE IV -  MISCELLANEOUS...................................................12

   Section 4.1. No Alteration Without Consent.................................12
   Section 4.2. Guaranty Agreement to Become Effective........................12
   Section 4.3. Remedies Not Exclusive........................................12
   Section 4.4. Entire Agreement: Counterparts................................12
   Section 4.5. Severability..................................................12
   Section 4.6. Release.......................................................12
   Section 4.7. Applicable Law................................................13
   Section 4.8. Successors and Assigns........................................13
   Section 4.9. Date of Guaranty Agreement for Reference Purposes Only........13
   Section 4.10. Assignment by Authority to Trustee...........................13

                               GUARANTY AGREEMENT

         This GUARANTY AGREEMENT made and entered into as of June 1, 1999 (the "Guaranty Agreement") (capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture or in the Loan Agreement, as each is defined herein), from DYNAGEN, INC., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"), having an office at 840 Memorial Drive, Cambridge, Massachusetts, party of the first part, to NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY, a body corporate and politic organized and validly existing under the laws of the State of New Jersey (the "Authority") having an office at 36 West State Street, Trenton, New Jersey, party of the second part:

                                   WITNESSETH:

         WHEREAS, the Authority intends to issue its Industrial Development Revenue Bonds (Able Laboratories, Inc. Project) Series 1999A in the aggregate principal amount of $1,700,000 (the "Series 1999A Bonds") and its Industrial Development Revenue Bonds (Able Laboratories, Inc. Project) (Taxable) Series 1999B in the aggregate principal amount of $300,000 (the "Series 1999B Bonds" and together with the Series 1999A Bonds, the "Series 1999 Bonds"); and

         WHEREAS, the Series 1999 Bonds are to be issued pursuant to the New Jersey Economic Development Authority Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State of New Jersey, as amended and supplemented, resolution of the Authority adopted on April 13, 1999, May 11, 1999 and June 8, 1999 and an Indenture of Trust of even date herewith (the "Indenture") between the Authority and the U.S. Bank Trust National Association, as trustee (the "Trustee"); and

         WHEREAS, the proceeds derived from the issuance of the Series 1999 Bonds are to be used to finance (i) the acquisition of machinery and equipment for an existing manufacturing facility located in South Plainfield, New Jersey;
(ii) the payment of the issuance costs incurred by the Guarantor's wholly owned subsidiary, Able Laboratories, Inc. (the "Borrower") for the Series 1999 Bonds;
(iii) the funding of a lease reserve fund; and (iv) the funding of a debt service reserve fund for the Series 1999 Bonds (collectively, the "Project"); and

         WHEREAS, Borrower is unconditionally obligated under the Loan Agreement dated as of June 1, 1999 by and between the Authority and the Borrower (the "Loan Agreement") to pay amounts sufficient for the Authority to pay principal of, premium, if any, and interest on the Series 1999 Bonds; and

         WHEREAS, the Guarantor is desirous that the Authority issue, sell and deliver the Series 1999 Bonds and apply the proceeds as aforesaid and enter into the Loan Agreement with the Guarantor and the Guarantor is willing to enter into this Guaranty Agreement in order to enhance the marketability of the Series 1999 Bonds and thereby achieve interest cost and other savings to the Borrower as an inducement to the purchase of the Series 1999 Bonds by all who shall at any time become the holders of the Series 1999 Bonds.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration received, the Guarantor does hereby represent, warrant, covenant and agree with the Authority as follows:

                                    ARTICLE I
                        REPRESENTATIONS AND WARRANTIES OF
                                  THE GUARANTOR

         Section 1.1. Representations and Warranties of the Guarantor. The Guarantor does hereby represent and warrant as follows:

                  (a) The Guarantor is a corporation duly organized and validly existing under the laws of the State of Delaware, has the corporate power and authority to own its property and assets, to carry on its business as now being conducted by it and to execute, deliver and perform this Guaranty Agreement.

                  (b) The execution, delivery and performance by the Guarantor of this Guaranty Agreement and the consummation of the transactions herein contemplated by the Guarantor have been duly authorized by all requisite corporate action on the part of the Guarantor and will not violate (i) any applicable provision of law, or any order of any court or agency of government having jurisdiction thereover, (ii) the articles of incorporation or by-laws of the Guarantor, or (iii) any indenture, agreement or other instrument to which the Guarantor is a party or by which it or any of its property is bound, or be in conflict with or result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument which violation, conflict, breach or default would have a material adverse effect upon the worldwide affairs, assets, properties, business or condition, financial or otherwise, of the Guarantor.

                  (c) This Guaranty Agreement constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and to general equitable principles.

                  (d) There is no action or proceeding pending or to the best knowledge of the Guarantor threatened by or against the Guarantor by or before any court or administrative agency that would materially adversely affect the legality, validity or enforceability of, or the ability of the Guarantor to perform its obligations under this Guaranty Agreement and all authorizations, consents and approvals of governmental bodies or agencies required to be obtained by the Guarantor as of the date hereof in connection with the execution and delivery of this Guaranty Agreement or in connection with the performance of the obligations of the Guarantor hereunder have been obtained.

                  (e) The assumption by the Guarantor of its obligations under this Guaranty Agreement will result in a direct financial benefit to the Guarantor, as the corporate parent of the Borrower.

                                   ARTICLE II
                             AGREEMENT TO GUARANTEE

         Section 2.1. Obligations Guaranteed.

                  (a) The Guarantor hereby unconditionally guarantees to the Authority, for the benefit of the Bondholders, (1) the full and prompt payment of the principal of the Series 1999 Bonds and the indebtedness represented thereby, and the redemption premium, if any, on the Series 1999 Bonds when and as the same shall become due and payable, whether at the stated maturity thereof, by acceleration, call for redemption or otherwise; (2) the full and prompt payment of interest on the Series 1999 Bonds when and as the same shall become due and payable; and (3) the full and prompt performance of all obligations of the Borrower under the Loan Agreement, the Note and the Mortgage. The payment and performance obligations guaranteed in the preceding sentence are collectively referred to herein as the "Guaranteed Obligations". The Guarantor further hereby irrevocably and unconditionally agrees that, subject to any applicable cure or grace periods, upon any default in any of the Guaranteed Obligations, the Guarantor will promptly pay and/or perform the same as applicable. All payments by the Guarantor shall be paid in lawful money of the United States of America. Each and every default in any of the Guaranteed Obligations shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

                  (b) The Guarantor further agrees that this Guaranty Agreement constitutes an absolute, unconditional, present and continuing guarantee of payment and performance and not of collection, and waives any right to require that any resort be had by the Authority to (1) any security held by or for the benefit of the Authority or the Trustee for any of the Guaranteed Obligations,
(2) the Authority's or the Trustee's rights against any other Person, or (3) any other right or remedy available to the Authority or the Trustee by contract, applicable law or otherwise. The obligations of the Guarantor under this Guaranty Agreement are direct, unconditional and completely independent of the obligations of any other Person, and a separate cause of action or separate causes of action may be brought and prosecuted against the Guarantor without the necessity of joining the Authority, the Trustee or any other party or previously proceeding with or exhausting any other remedy against any other Person who might have become liable for any of the Guaranteed Obligations or of realizing upon any security held by or for the benefit of the Authority or the Trustee.

                  (c) Reference is made to Article X of the Indenture which provides that, subject to certain conditions, the Indenture may be discharged prior to the date on which all of the Series 1999 Bonds have become due and payable if there shall be deposited with the Trustee an amount sufficient to pay the entire principal of, redemption premium, if any, and interest due and to become due on such Series 1999 Bonds on or prior to the maturity or redemption thereof together with all other expenses. If any lien, encumbrance or charge based on any claim of any kind (including, without limitation, any claim for income, franchise or other taxes, whether Federal, state or otherwise but excluding any claim against any Bondholder) shall be asserted or filed against any moneys so deposited with the Trustee (or the income therefrom) so as to:

                           (1) interfere with the due application by the Trustee of such moneys to the payment of the Series 1999 Bonds pursuant to the applicable provisions of the Indenture, or

                           (2) subject the Holders of the Series 1999 Bonds to any obligation to refund any moneys applied to payment of the Series 1999 Bonds,

then the Guarantor promptly will take, or cause the taking of, such action (including, but not limited to, the payment of money) as may be necessary to prevent, or to nullify the cause or result of, such interference or such obligation, as the case may be.

         Section 2.2. Obligations Unconditional. The obligations of the Guarantor under this Guaranty Agreement shall be absolute and unconditional, and shall remain in full force and effect until the Guaranteed Obligations shall have been paid in full, performed or provided for, and all costs, Authority's fees, Trustee's fees and commissions and expenses, if any, referred to in
Section 2.7 hereof shall have been paid in full, and, to the extent permitted by law, such obligations shall not be affected, modified, released or impaired by any state of facts or the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to, or the consent of, the Guarantor:

                  (a) the invalidity, irregularity, illegality or unenforceability of, or any defect in, the Loan Agreement, the Indenture, the Note or the Series 1999 Bonds;

                  (b) any present or future law or order of any government (de jure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect the Series 1999 Bonds or any other obligation of the Authority or any other obligor or to vary any terms of payment;

                  (c) any claim of immunity on behalf of the Authority or any other obligor or with respect to any property of the Authority or any other obligor;

                  (d) the waiver, compromise, settlement, release, extension, indulgence, change, modification or termination of any or all of the obligations, covenants or agreements of any obligor under the Indenture, the Loan Agreement, the Note or the Series 1999 Bonds or of the payment, performance or observance thereof, or the impossibility of performance or unenforceability, invalidity, irregularity or illegality of any of such obligations, covenants or agreements;

                  (e) the failure to give notice to the Guarantor or any obligor under this Guaranty Agreement, the Indenture, the Loan Agreement, the Note or the Series 1999 Bonds of the occurrence of any Event of Default under the terms and provisions of any of such documents (except as may be specifically provided in any of such documents);

                  (f) the actual or purported assignment, subleasing or mortgaging of all or any part of the interest of the Authority or the Borrower in the Project or any failure of title or interest with respect to the Borrower's or the Authority's interest in the Project;

                  (g) the actual or purported assignment of any of the obligations, covenants and agreements contained in the Indenture, the Loan Agreement, the Note, the Series 1999 Bonds or this Guaranty Agreement;

                  (h) the receipt and acceptance by the Trustee or the Authority of notes, checks or other instruments for the payment of money made by the Borrower or any other obligor under any of the documents executed in connection with the Series 1999 Bonds and any extensions and renewals thereof;

                  (i) the extension of the time for payment of the principal of, redemption premium, if any, or interest on the Series 1999 Bonds or any other amounts that are due or may become due under the Series 1999 Bonds, the Loan Agreement, the Note or the Mortgage, or of the time for performance of any other obligations, covenants or agreements under or arising out of the Series 1999 Bonds or any of such documents or any extension or renewal thereof;

                  (j) the modification or amendment (whether material or otherwise) of any duty, obligation, covenant or agreement set forth in the Series 1999 Bonds, the Indenture, the Loan Agreement, the Note or the Mortgage;

                  (k) the taking of or the omission to take any action referred to in the Series 1999 Bonds, the Loan Agreement, the Indenture, the Note, the Mortgage or in this Guaranty Agreement;

                  (1) any failure, omission, delay or lack on the part of the Authority, the Trustee or any other Person to enforce, assert or exercise any right, power or remedy conferred on the Authority, the Trustee or such other Person in this Guaranty Agreement, the Indenture, the Loan Agreement, the Mortgage, the Note or the Series 1999 Bonds or any other act or acts on the part of the Authority, the Trustee or the Holders from time to time of the Series 1999 Bonds;

                  (m) the voluntary or involuntary liquidation, dissolution, merger, consolidation, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantor, the Borrower, the Authority or any obligor under any of the documents executed in connection with the Series 1999 Bonds or any or all of the assets of any of them, or any allegation or contest of the validity of this Guaranty Agreement, the Indenture, the Loan Agreement, the Note, the Mortgage or the Series 1999 Bonds in any such proceeding;

                  (n) to the extent permitted by law, the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty Agreement by operation of law;

                  (o) the default or failure of the Guarantor fully to perform any of its obligations set forth in this Guaranty Agreement;

                  (p) any release or impairment of the security pledged under the Indenture, the Loan Agreement, the Note, the Mortgage or the Series 1999 Bonds;

                  (q) the release, substitution or replacement in accordance with the terms of the Loan Agreement of any property subject thereto or any redelivery, repossession, surrender or destruction of any such property, in whole or in part;

                  (r) any limitation on the liability or obligations of the Borrower, the Guarantor, the Trustee, the Authority or any obligor under any of the documents executed in connection with the Series 1999 Bonds, or any termination, cancellation or frustration, in whole or in part, of any document executed in connection with the Series 1999 Bonds or any term thereof, or the Series 1999 Bonds;

                  (s) any failure of the Authority or the Trustee to mitigate damages resulting from any default by any obligor under any of the documents executed in connection with the Series 1999 Bonds;

                  (t) the merger or consolidation of any obligor under any of the documents executed in connection with the Series 1999 Bonds into or with any other Person, or any sale, lease or transfer of any or all of the assets of any such obligor to any Person;

                  (u) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor (other than performance by the Guarantor of its obligations hereunder); or

                  (v) any other occurrence whatsoever, whether similar or dissimilar to the foregoing.

         Section 2.3. No Waiver or Set-Off. No act of commission or omission of any kind or at any time upon the part of the Authority or the Trustee in respect of any matter whatsoever shall in any way impair the rights of the Authority to enforce any right, power or benefit under this Guaranty Agreement and no set-off, counterclaim, reduction, or diminution of any obligation, or any defense of any kind or nature (other than performance by the Guarantor of its obligations hereunder), which the Guarantor or any other obligor under any of the documents executed in connection with the Series 1999 Bonds has or may have against the Authority or the Trustee shall be available hereunder to the Guarantor. Nothing herein shall prevent the commencement of a separate action by the Guarantor or the interposition of a mandatory counterclaim.

         Section 2.4. Events of Default. An "Event of Default" shall exist if any of the following occurs and is continuing:

                  (a) the Guarantor defaults in any payment of amounts due under hereunder and such default continues for more than two (2) business days after written notice has been given to the Guarantor by the Authority or the Trustee of the occurrence of an Event of Default under the Indenture or under any other document executed in connection with the Series 1999 Bonds;

                  (b) the Guarantor fails to observe and perform any covenant, condition or agreement (other than as referred to in Section 2.4(a) above) of this Guaranty Agreement and (i) continuance of such default or failure for more than thirty (30) days after written notice of such default or failure has been given to the Guarantor by the Authority or the Trustee, or (ii) if by reason of the nature of such default or failure the same can be remedied, but not within the said thirty (30) days, the Guarantor fails to proceed with reasonable diligence after receipt of said notice to cure the same or fails to continue with reasonable diligence its efforts to cure the same;

                  (c) any warranty, representation or other statement made or given by or on behalf of the Guarantor to the Authority, the Trustee or the initial purchaser of the Series 1999 Bonds contained in this Guaranty Agreement or in any of the other documents executed in connection with the Series 1999 Bonds is false, misleading or incorrect in any material respect as of the date made;

                  (d) the Guarantor shall (i) apply for or consent to the appointment of or the taking of possession by a receiver, liquidator, custodian or trustee of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as such debts generally become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, rehabilitation, reorganization, winding-up, or composition or adjustment of debts, (vi) fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against itself in an involuntary case under such Bankruptcy Code (or under any other laws referenced in clause (v) above), (vii) take any action for the purpose of effecting any of the foregoing, or (viii) be adjudicated a bankrupt or insolvent by any court of competent jurisdiction; or

                  (e) a proceeding or case shall be commenced, without the application or consent of the Guarantor, in any court of competent jurisdiction, seeking, (i) liquidation, reorganization, dissolution, winding-up or composition or adjustment of debts, (ii) the appointment of a trustee, receiver, liquidator, custodian or the like of the Guarantor or of all or any substantial part of its assets, or (iii) similar relief under any law relating to bankruptcy, insolvency, rehabilitation, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of sixty (60) days; or the Guarantor shall consent in writing to any of the foregoing; or any order for relief against the Guarantor shall be entered in an involuntary case under the Federal Bankruptcy Code.

         Upon an Event of Default the Authority and the Trustee shall have the right to proceed first and directly against the Guarantor under this Guaranty Agreement without proceeding against or exhausting any other remedies which it may have and without resorting to any security held by the Trustee or by any obligor under any of the documents executed in connection with the Series 1999 Bonds. All moneys recovered by the Authority or the Trustee pursuant to this

Guaranty Agreement shall be deposited in accordance with the Indenture and used and applied in accordance with the Indenture.

         The Authority and the Trustee shall be under no obligation to institute any suit or to take any remedial action under this Guaranty Agreement, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the enforcement of any rights and powers under this Guaranty Agreement, until it shall be indemnified to its satisfaction against any and all liability (including, without limitation, reasonable compensation for services, costs and expenses, outlays, and counsel fees and other disbursements) not due to its gross negligence or willful misconduct.

         Section 2.5. Waiver of Notice: Expenses. The Guarantor hereby expressly waives notice from the Authority, the Trustee or the Holders from time to time of the Series 1999 Bonds of their acceptance and reliance on this Guaranty Agreement or of any action taken or omitted in reliance hereon. The Guarantor further expressly waives diligence, presentment, demand for payment, protest, any requirement that any right or power be exhausted or any action be taken against the Authority or the Trustee or against any other obligor under any of the documents executed in connection with the Series 1999 Bonds. The Guarantor agrees to pay all reasonable costs, Authority's fees, Trustee's fees and commissions and expenses (including all reasonable court costs and attorneys' fees) which may be incurred by the Authority or the Trustee in enforcing or attempting to enforce this Guaranty Agreement following any Event of Default on the part of the Guarantor hereunder, whether the same shall be enforced by suit or otherwise.

         Section 2.6. Benefit and Enforcement. This Guaranty Agreement is entered into by the Guarantor for the benefit of the Authority, the Trustee and the Holders from time to time of the Series 1999 Bonds, all of whom shall be entitled in the same manner as set forth in the Indenture to enforce performance and observance of this Guaranty Agreement to the same extent as if all were parties signatory hereto.

         Section 2.7. Survival of Guarantee Obligation. If the Authority or the Trustee receive any payment on account of the Guaranteed Obligations, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be transferred or repaid to a trustee, receiver, assignee for the benefit of creditors or any other party under any bankruptcy act or code, state or federal law or common law or equitable doctrine or for any other reason whatsoever, then to the extent of any sum not finally retained by the Authority or the Trustee, this Guaranty Agreement shall remain in full force and effect until the Guarantor shall have made payment to the Authority or the Trustee of such sum, which payment shall be due on demand. If the Authority or the Trustee chooses to contest any such matter, the Guarantor agrees to indemnify and hold harmless the Authority or the Trustee, as applicable, with respect to all costs (including court costs and attorneys' fees) of such litigation.

         Section 2.8. Waiver of Rights. No payment hereunder by the Guarantor shall entitle the Guarantor by subrogation to the rights of the Authority or the Trustee to any payment by any other obligor or out of the property of any other obligor, except after payment and performance in full of the Guaranteed Obligations. The Guarantor waives any benefit of, or any right to participation in, any security whatsoever now or hereafter held by the Authority and the Trustee.
                                       -9-

                                   ARTICLE III
            NOTICE OF SERVICE OF PROCESS, PLEADINGS AND OTHER PAPERS

         Section 3.1. Service of Process. The Guarantor hereby designates and appoints the President of the Borrower whose office is located at 6 Hollywood Court, South Plainfield, New Jersey, 07080 as the agent of the Guarantor upon whom may be served all process, pleadings, notices or other papers which may be served upon the Guarantor as a result of any of its obligations under this Guaranty Agreement; provided, however, that the serving of such process, pleadings, notices or other papers shall not constitute a condition to the Guarantor's obligations hereunder. The Guarantor covenants that for so long as any of the Guaranteed Obligations are outstanding, the Guarantor will remain subject to service of process in the State of New Jersey.

         Section 3.2. Notices. All notices, demands and other communications by the Authority or the Trustee to the Guarantor (including process, pleadings or other papers served upon the foregoing agents) shall be effective (a) if given by telecopy, when such communication is transmitted to the telecopy number set forth below, (b) if given by mail within the United States of America, three (3) Business Days after such communication is deposited in the United States mail with first class postage prepaid, return receipt requested, addressed to the Guarantor at the address set forth below, (c) if sent for overnight delivery within the United States of America by Federal Express or other reputable national overnight delivery service, one (1) Business Day after such communication is entrusted to such service for overnight delivery and with recipient signature required, addressed as aforesaid or (d) if given by any other means, when delivered at the address of the party to whom such notice is being delivered:

         If to the Guarantor:

                           DynaGen, Inc.
                           840 Memorial Drive
                           Cambridge, MA  02139
                           Attention: Jay Wadekar
                           Telecopy: 617-354-3902

The Guarantor may designate a different address or telecopy number for the Guarantor's receipt of such notices or other communications but no such change shall be effective unless and until the Authority and the Trustee actually receives written notice thereof from the Guarantor.

         Section 3.3. Consent to Jurisdiction. The Guarantor irrevocably and unconditionally (a) agrees that any suit, action or other legal proceeding arising out of this Guaranty Agreement may be brought in the courts of record of the State of New Jersey or the courts of the United States, District of New Jersey; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts. For such time as any of the Guaranteed Obligations shall be unpaid or unperformed in whole, or in part, the Guarantor's agents designated in Section
3.1 hereof shall accept and acknowledge on the Guarantor's behalf service of any and all process in any such suit, action or proceeding brought in any such court. The Guarantor agrees and consents that any such service of process upon such agents and written notice of such service to the Guarantor in the manner set forth in Section 3.2 hereof shall be taken and held to be valid personal service upon the Guarantor whether or not the Guarantor shall then be doing, or at any time shall have done, business within the State of New Jersey and that any such service of process shall be of the same force and validity as if service were made upon the Guarantor according to the laws governing the validity and requirements of such service in the State of New Jersey. Such agents shall not have any power or authority to enter into any appearance or to file any pleadings in connection with any suit, action or other legal proceedings against the Guarantor or to conduct the defense of any such suit, action or any other legal proceeding except as expressly authorized by the Guarantor.

                                   ARTICLE IV
                                  MISCELLANEOUS

         Section 4.1. No Alteration Without Consent. No amendment, change, modification, alteration or termination of the Indenture, the Loan Agreement, the Note, the Mortgage or the Series 1999 Bonds shall be made which would in any way increase any or all of the Guarantor's obligations under this Guaranty Agreement without obtaining the prior written consent of the Guarantor. Neither the acts or omissions recited in Section 2.2 hereof, nor any partial redemption of the Series 1999 Bonds, shall constitute any such amendment, change, modification, alteration or termination within the meaning of this Section 4.1.

         Section 4.2. Guaranty Agreement to Become Effective. The obligations of the Guarantor hereunder shall arise absolutely and unconditionally when the Series 1999 Bonds shall have been issued, authenticated, sold and delivered by the Authority.

         Section 4.3. Remedies Not Exclusive. No remedy herein conferred upon or reserved to the Authority or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Event of Default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Authority and the Trustee to exercise any remedy reserved to it in this Guaranty Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Guaranty Agreement. In the event any provision contained in this Guaranty Agreement should be breached by any party and thereafter duly waived by the other party so empowered to act, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties hereunto duly authorized by this Guaranty Agreement.

         Section 4.4. Entire Agreement; Counterparts. This Guaranty Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and may be executed simultaneously in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Guaranty may be amended by the Guarantor and the Authority only in accordance with the Indenture.

         Section 4.5. Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections in this Guaranty Agreement contained, shall not affect the validity or enforceability of the remaining portions of this Guaranty Agreement, or any part thereof.

         Section 4.6. Release. Upon the payment and satisfaction of all Guaranteed Obligations and, if applicable, upon payment of the costs, fees, commissions and expenses required by

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

Section 2.5 hereof, the Authority shall release in writing the Guarantor from its obligations hereunder except as provided in Sections 2.1(c) or 2.7 hereof.

         Section 4.7. Applicable Law. This Guaranty Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

         Section 4.8. Successors and Assigns. Except as hereinafter provided in this Section 4.8, the Guarantor agrees that during the term of this Guaranty Agreement it will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another entity or permit one or more other entities to consolidate with or merge into it; provided, that the Guarantor is permitted to consolidate with or merge into another entity, or permit one or more other entities to consolidate with or merge into it, or to sell or otherwise dispose of all or substantially all of its assets as an entirety and thereafter dissolve, provided if the Guarantor is not the surviving corporation, the surviving, resulting or transferee corporation, as the case may be, (i) assumes in writing all of the Guarantor's obligations under this Guaranty Agreement, (ii) qualifies or is qualified to do business in New Jersey and (ii) obtains an opinion of nationally recognized bond counsel to the effect that such consolidation, merger, sale or other disposition does not adversely affect the tax exempt status of the Series 1999A Bonds. The Guarantor may not otherwise assign its obligations under this Guaranty Agreement. Subject to the foregoing, this Guaranty Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

         Section 4.9. Date of Guaranty Agreement for Reference Purposes Only. The date of this Guaranty Agreement shall be for reference purposes only and shall not be construed to imply that this Guaranty Agreement was executed on the date first above written.

         Section 4.10. Assignment by Authority to Trustee . The Guarantor hereby acknowledges that the Authority will assign its right, title and interest in this Guaranty Agreement to the Trustee pursuant to the terms of the Indenture. Notwithstanding the above, the Authority retains the right to require the Guarantor to comply with all of the Reserved Rights (as defined in the Loan Agreement).

         IN WITNESS WHEREOF, the Guarantor has duly authorized the execution of this Guaranty Agreement as of the date first above written.


                                              DYNAGEN, INC.


(SEAL)                                        By:__________________________
                                                  C. Robert Cusick
                                                  President & CEO



___________________________
Dhananjay G. Wadekar
Executive Vice President

Accepted this 24th day of June, 1999



NEW JERSEY ECONOMIC DEVELOPMENT
AUTHORITY


By:___________________________
   Caren S. Franzini
   Executive Director





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